UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 10, 2008
Date of Report
(Date of earliest event reported)
CRUSADER ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	1-32533	88-0349241

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Gaillardia Parkway
Oklahoma City, Oklahoma 73142
(Address of principal executive offices, including zip code)
(405) 285-7555
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On November 10, 2008, Crusader Energy Group Inc., a Nevada corporation (the “Company”), issued a press release attached hereto as Exhibit 99.1 reporting a financial update of the Company for the quarter ended September 30, 2008.
     All of the information furnished in Item 2.02 of this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description

99.1	Press Release reporting Financial Update for the Third Quarter 2008, issued by Crusader Energy Group Inc. on November 10, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUSADER ENERGY GROUP INC.
Date: November 10, 2008
	By:	/s/ JOHN G. HEINEN
John G. Heinen
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release reporting Financial Update for the Third Quarter 2008, issued by Crusader Energy Group Inc. on November 10, 2008

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